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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  April 17, 2002

                           SOURCECORP, INCORPORATED

            (Exact name of registrant as specified in its charter)


        DELAWARE                    0-27444                    75-2560895

    (State or other         (Commission File Number)        (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)


                              3232 McKinney Avenue
                                   Suite 1000
                              Dallas, Texas 75204
                     (Address of principal executive offices)


                                (214) 740-6500
                          (Registrant's Telephone No.)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    The Audit Committee of SOURCECORP, Incorporated (the "Company") annually considers and recommends to the Board of Directors the selection of the Company's independent auditors. As recommended by the Audit Committee, the Board of Directors on April 17, 2002, decided to no longer engage Arthur Andersen LLP as our independent auditors and engaged Deloitte & Touche LLP to serve as our independent auditors for 2002, effective immediately.

    Arthur Andersen LLP's reports on our consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and through April 17, 2002, the date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

    Arthur Andersen LLP was provided with a copy of the statements made in the foregoing paragraphs and has furnished a letter addressed to the Commission stating that it agrees with such statements. A copy of Arthur Andersen LLP's letter dated April 18, 2002 is attached hereto Exhibit 16.1.

    During our two most recent fiscal years and through April 17, 2002, we did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

    (a)  Financial Statements

         Not applicable

    (b)  Pro Forma Financial Information

         Not applicable

    (c)  Exhibits

         Exhibit Number  Description
         --------------  -----------
              16.1       Letter from Arthur Andersen LLP dated April 18, 2002




                                       2
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                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SOURCECORP, Incorporated



Dated:  April 19, 2002                 By: /s/ Ed H. Bowman, Jr.
                                          -------------------------------------
                                          Ed H. Bowman, Jr.
                                          President and Chief Executive Officer


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                                 EXHIBIT INDEX

 Item
Number  Description
------  -----------
 16.1   Letter from Arthur Andersen LLP dated April 18, 2002.